                                                                   Exhibit 10.37


                                SECOND AMENDMENT
                             TO EMPLOYMENT AGREEMENT

      This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Second Amendment") is entered into effective as of January 1, 2000, by and among AMERICA WEST HOLDINGS CORPORATION, a Delaware corporation ("Holdings"), AMERICA WEST AIRLINES, INC., a Delaware corporation and a wholly-owned subsidiary of Holdings ("AWA"), THE LEISURE COMPANY, a Delaware corporation and a wholly-owned subsidiary of Holdings ("Leisure," and, together with AWA and Holdings, "Employers" and individually, an "Employer"), and WILLIAM A. FRANKE ("Franke").

                                    RECITALS

      A. The Employers and Franke have executed that certain Employment Agreement dated as of February 17, 1998 (the "Original Agreement").

      B. The Employers and Franke have executed that certain Amendment to Employment Agreement dated as of January 15, 1999 (the "First Amendment") amending certain provisions of the Original Agreement (the Original Agreement, as amended by the First Amendment, hereinafter referred to as the "Amended Agreement").

      C. In consideration of the premises, and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the Employers and Franke desire to further amend the Amended Agreement as specified herein.

                                    AGREEMENT

      The Employers and Franke, intending to be legally bound, agree as follows:

1.    AMENDMENT.

      (a)   AMENDMENT OF SECTION 1.1.

            (i) Section 1.1 of the Amended Agreement is hereby amended to add a definition of "Retirement," such definition to read in its entirety as follows:

            "'Retirement'" shall mean Franke's termination of employment on or after the Expiration Date, or such earlier date as may be approved by the Board, for any reason other than Misconduct."

            (ii) Section 1.1 of the Amended Agreement is hereby amended to revise the definition of "Expiration Date" to read it its entirety as follows:

            "'Expiration Date'" shall mean December 31, 2002."


                                       1.
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      (b) AMENDMENT OF SECTION 3.1. Section 3.1 of the Amended Agreement is
hereby amended by replacing "$200,000" in paragraph (a) with "$600,000" and by replacing paragraph (b) to read in its entirety as follows:

                  "(b) The Base Salary shall be reviewed at least annually by the Board at such time or times as the salaries of other senior executives of the Employers as a group are reviewed commencing in February 2001, and may be increased by the Board at any time or from time to time as the Board may deem appropriate."

      (c) AMENDMENT OF SECTION 3.2. Section 3.2 of the Amended Agreement is hereby amended by adding a new Section 3.2(g) and redesignating existing Section 3.2(g) and the following sections accordingly, such new Section 3.2(g) to read in its entirety as follows:

                  "(g) Notwithstanding the foregoing provisions of this Section
            3.2, in the event Franke's employment is terminated by reason of Retirement, the 1996 Stock Option may be exercised at any time within the 36-month period beginning on the date of such Retirement, but not thereafter (and in no event after October 28, 2006)."

      (d) AMENDMENT OF SECTION 3.3. Section 3.3 of the Amended Agreement is hereby amended by adding a new Section 3.3(g) and redesignating existing Section 3.3(g) and the following sections accordingly, such new Section 3.3(g) to read in its entirety as follows:

                  "(g) Notwithstanding the foregoing provisions of this Section
            3.3, in the event Franke's employment is terminated by reason of Retirement, the 1998 Stock Option may be exercised, to the extent then vested, at any time within the 36-month period beginning on the date of such Retirement, but not thereafter (and in no event after February 17, 2008). To the extent that the 1998 Stock Option is not vested on the date of such Retirement, the portion thereof that is not vested on the date of such Retirement shall automatically lapse and be cancelled unexercised as of such date."

      (e) AMENDMENT OF SECTION 3.4. Section 3.4 of the Amended Agreement is hereby amended by adding a new Section 3.4(g) and redesignating existing Section 3.4(g) and the following sections accordingly, such new Section 3.4(g) to read in its entirety as follows:

                  "(g) Notwithstanding the foregoing provisions of this Section
            3.4, in the event Franke's employment is terminated by reason of Retirement, the 1999 Stock Option may be exercised, to the extent then vested, at any time within the 36-month period beginning on the date of such Retirement, but not thereafter (and in no event after January 15, 2009). To the extent that the 1999 Stock Option is not vested on the date of such Retirement, the portion


                                       2.
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            thereof that is not vested on the date of such Retirement shall automatically lapse and be cancelled unexercised as of such date."

      (f) AMENDMENT OF SECTION 3.9. The final sentence of Section 3.9 of the Amended Agreement is hereby deleted, and a new sentence is added at the end of
Section 3.9 to read in its entirety as follows:

                  "In addition, (x) Franke shall be considered for additional annual option grants under the Incentive Plan and other long-term incentive benefits at such time or times, commencing in December 2000, as the senior executives of the Employers as a group are considered for such option grants and benefits, and (y) Franke shall be eligible to earn an annual bonus under the terms of any annual bonus program made available to other senior executives of the Employers, such bonus to be based on a target of not less than 60% of Base Salary and a maximum of not less than 120% of Base Salary, or such higher percentages as the Board may establish from time to time, and to be calculated using reasonable performance criteria established by the Board from time to time based 75% on the financial performance of Holdings and 25% on individual performance by Franke, or such other relative weighting as Franke and the Board may agree from time to time."

      (g) NEW SECTION 3.12. A new Section 3.12 is added to the Amended Agreement to read in its entirety as follows:

                  "Effective as of January 5, 2000, Franke has been granted an option to purchase 110,000 Shares for $20.0625 per Share pursuant to the Incentive Plan (the "2000 Stock Option"). The following provisions of this Section 3.12 constitute the agreement required with respect to the 2000 Stock Option under Paragraph 4(i) of the Incentive Plan:

                  (a) The 2000 Stock Option shall be exercisable as to one-third of the Shares covered thereby on January 5, 2001, as to an additional one-third of the Shares covered thereby on January 5, 2002 and as to the remaining one-third of the Shares covered thereby on December 31, 2002, so that the 2000 Stock Option will be exercisable in full on December 31, 2002.

                  (b) Upon the exercise of the 2000 Stock Option, the Person exercising the 2000 Stock Option shall pay to Holdings an amount equal to the exercise price, such amount to be paid (i) in cash,
            (ii) by delivering to Holdings issued and outstanding Shares which have an aggregate Market Value per Share at the date of exercise equal to the exercise price, (iii) by directing Holdings to sell a sufficient number of Shares to be acquired on exercise of the


                                       3.

            2000 Stock Option through a broker approved by Holdings, in which event the proceeds of such sale shall be applied by Holdings to the payment of the exercise price and any applicable withholding taxes, with any surplus then remaining to be paid to the Person exercising the 2000 Stock Option or its designee or (iv) by any combination of the foregoing.

                  (c) Upon the occurrence of a Change in Control, or in the
            event Franke's employment is terminated by Franke pursuant to
            Section 4.1 for Good Reason or by Holdings pursuant to Section 4.2 for a reason other than Misconduct or Disability, the 2000 Stock Option shall become automatically vested in full and may be exercised at any time thereafter; provided, however, in no event shall the 2000 Stock Option be exercisable after January 5, 2010.

                  (d) In the event Franke's employment is terminated by Franke pursuant to Section 4.1 other than for Good Reason or on account of Disability or by Holdings pursuant to Section 4.2 for Misconduct, the 2000 Stock Option, to the extent then vested, may be exercised at any time within six months following the Termination Date, but not thereafter (and in no event after January 5, 2010). To the extent the 2000 Stock Option is not vested on such Termination Date, the portion thereof that is not vested on such Termination Date shall automatically lapse and be canceled unexercised as of such Termination Date.

                  (e) The 2000 Stock Option shall become automatically vested in full on the date of Franke's death and may be exercised at any time within the one-year period beginning on the date of Franke's death, but not thereafter (and in no event after January 5, 2010).

                  (f) In the event Franke's employment is terminated by reason of Disability, the 2000 Stock Option shall become automatically vested in full on the date of such Disability and may be exercised at any time within the 36-month period beginning on the date of such Disability, but not thereafter (and in no event after January 5, 2010).

                  (g) Notwithstanding the foregoing provisions of this Section
            3.12, in the event Franke's employment is terminated by reason of Retirement, the 2000 Stock Option may be exercised, to the extent then vested, at any time within the 36-month period beginning on the date of such Retirement, but not thereafter (and in no event after January 5, 2010). To the extent that the 2000 Stock Option is not vested on the date of such Retirement, the portion


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
            thereof that is not vested on the date of such Retirement shall automatically lapse and be cancelled unexercised as of such date.

                  (h) Except as otherwise provided herein, the 2000 Stock Option may be exercised in whole or in part or in two or more successive parts.

                  (i) The 2000 Stock Option shall not be transferable by Franke except for transfers permitted by the Incentive Plan and except for transfers by will or by laws of descent and distribution. During the lifetime of Franke, the 2000 Stock Option may not be exercised by anyone other than Franke or the Person to whom the 2000 Stock Option has been transferred in accordance with the Incentive Plan.

                  (j) The 2000 Stock Option may be exercised from time to time by a notice in writing which identifies the 2000 Stock Option and specifies the number of Shares in respect of which it is being exercised. Such notice shall be delivered to the Secretary of Holdings or addressed to the Secretary of Holdings at its principal corporate offices. The date of exercise of the 2000 Stock Option shall be the date the exercise notice is hand delivered or mailed to the Secretary of Holdings, whichever is applicable. An election to exercise the 2000 Stock Option shall be irrevocable.

                  (k) The 2000 Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Code.

                  (l) The provisions of this Section 3.12 shall survive the
            termination of Franke's employment hereunder."

      (h) NEW SECTION 3.13. A new Section 3.13 is added to the Amended Agreement to read in its entirety as follows:

                  "With respect to the outstanding options granted to Franke under the Incentive Plan prior to January 1, 1996 as listed in the following table (the "Pre-1996 Options"), notwithstanding any provisions to the contrary contained in the respective documents and agreements evidencing such Pre-1996 Options:

                  (a) in the event Franke's employment is terminated by reason of Retirement or Disability, such Pre-1996 Options may be exercised at any time within the 36-month period beginning on the date of such Retirement or Disability, but not thereafter (and in no event after the 10th anniversary of the grant date (the "Expiry Date") of each such Pre-1996 Option, respectively, as indicated in the following table);


                                       5.

                  (b) upon the occurrence of a Change in Control, or in the event Franke's employment is terminated by Franke pursuant to
                  Section 4.1 for Good Reason or by Holdings pursuant to Section
                  4.2 for a reason other than Misconduct or Disability, the Pre-1996 Options may be exercised at any time thereafter, but in no event after their respective Expiry Dates;

                  (c) in the event of Franke's death, the Pre-1996 Options may be exercised at any time within the one-year period beginning on the date of Franke's death, but in no event after their respective Expiry Dates; and

                  (d) in the event Franke's employment is terminated by Franke pursuant to Section 4.1 other than for Good Reason or on account of Disability or by Holdings pursuant to Section 4.2 for Misconduct, the Pre-1996 Options may be exercised at any time within six months following the Termination Date, but not thereafter (and in no event after their respective Expiry Dates).

                      ------------------------------------
                      GRANT DATE   NUMBER    EXPIRY DATE
                      ------------------------------------
                      12/1/94      255,000   12/1/04
                      ------------------------------------
                      12/1/94      100,000   12/1/04
                      ------------------------------------
                      8/30/95      50,000     8/30/05
                      ------------------------------------
                      8/30/95      100,000    8/30/95
                      ------------------------------------
                      11/9/95      150,000    11/9/05
                      ------------------------------------"


      (i) NEW SECTION 3.14. A new Section 3.14 is added to the Amended Agreement to read in its entirety as follows:

                  "The maturity dates of those certain promissory notes listed in the following table, which notes evidence loans made by Holdings to Franke to enable Franke to pay a portion of the taxes attributable to stock grants previously awarded to Franke, are extended to the dates indicated, and the interest rates on such notes are adjusted to the rates indicated, such maturity date extensions and interest rate adjustments to be further evidenced by such amendments, modifications or restatements of the notes and related agreements as may be reasonably acceptable in form and substance to Holdings and Franke:


                                       6.

--------------------------------------------------------------------------------------------------------------------
NOTE DATE       PRINCIPAL     CURRENT MATURITY DATES     NEW MATURITY DATES        CURRENT        NEW INTEREST
                AMOUNT                                                             INTEREST       RATE
                                                                                   RATE
--------------------------------------------------------------------------------------------------------------------
 9/20/94        $470,282      9/26/00 as to 50%          12/31/03                  8.00%          6.51%
                              9/26/01 as to 50%

--------------------------------------------------------------------------------------------------------------------
 11/15/95       $203,136      9/26/00 as to 50%          12/31/03                  6.02%          6.51%
                              9/26/01 as to 50%

--------------------------------------------------------------------------------------------------------------------
 1/16/96        $ 40,000      9/26/00 as to 50%          12/31/03                  6.02%          6.51%
                              9/26/01 as to 50%

--------------------------------------------------------------------------------------------------------------------
 1/31/96        $644,704      9/26/00 as to 50%          12/31/03                  5.65%          6.51%
                              9/26/01 as to 50%

--------------------------------------------------------------------------------------------------------------------
 4/9/97         $194,072      9/26/00 as to 50%          12/31/03                  6.35%          6.51%
                              9/26/01 as to 50%

--------------------------------------------------------------------------------------------------------------------
 10/15/98       $549,540      10/15/03 as to 50%         12/31/03 as to 50%        5.06%          5.06%
                              10/15/04 as to 50%         10/15/04 as to 50%                       (unchanged)

--------------------------------------------------------------------------------------------------------------------


      (j) AMENDMENT OF SECTION 4.4(A). The phrase appearing in subclause (y) of clause (ii) in the first sentence of Section 4.4(a) of the Amended Agreement which currently reads "(y) 200% of the sum of Franke's Base Salary as in effect on the date of termination plus a 50% target bonus" is hereby deleted and replaced with a new phrase to read as follows:

            "(y) 200% of the sum of Franke's Base Salary as in effect on the date of termination plus a 60% target bonus or such higher target bonus percentage as the Board may have established under Section 3.9 above"

      (k) NEW SECTION 6.5. A new Section 6.5 is added to the Amended Agreement to read in its entirety as follows:

                  "In addition to the piggyback and demand registration rights provided by Sections 6.2 and 6.3 above, Holdings will use Commercially Reasonable Efforts to maintain the effectiveness for purposes of resale of Registrable Securities held by Franke of the following currently effective registration statements: Form S-3 no. 333-02129 and Form S-8 no. 333-26935."


                                       7.
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2.  MISCELLANEOUS PROVISIONS.

      (a) ORIGINAL AGREEMENT. The Amended Agreement, as amended by this Second Amendment, shall continue in full force and effect after the date hereof.

      (b) WHOLE AGREEMENT. No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in the Amended Agreement, as amended by this Second Amendment, have been made or entered into by either party with respect to the subject matter of this Second Amendment.

      IN WITNESS WHEREOF, each of the parties has executed this Second Amendment, in the case of the Employers by their duly authorized officers, effective as of the day and year first above written.


                                    AMERICA WEST HOLDINGS CORPORATION



                                    By:   /s/ Richard C. Kraemer
                                        --------------------------------------
                                          Chairman of Compensation/Human
                                          Resources Committee

                                    AMERICA WEST AIRLINES, INC.


                                    By:   /s/ Richard C. Kraemer
                                        --------------------------------------
                                          Chairman of Compensation/Human
                                          Resources Committee


                                    THE LEISURE COMPANY


                                    By:   /s/ Richard C. Kraemer
                                        --------------------------------------
                                          Director




                                    /s/ William A. Franke
                                    ------------------------------------------
                                    WILLIAM A. FRANKE



                                       8.